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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  February 13, 1996

                                   S-K-I Ltd.
                                   ----------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


             0-13055                        03-0294233
             -------                        ----------
             (Commission File Number)  (IRS Employer Identification No.)

    Airport Executive Plaza #5
    West Lebanon, New Hampshire                         03784
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    (Address of principal executive office)           (Zip code)


Registrant's telephone number, including area code:  (603) 298-5583
                                                     --------------

                                    None
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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          On February 13, 1996, S-K-I Ltd. ("Registrant"), LBO Resort
Enterprises ("LBO") and LBO Acquisition Co., a wholly owned subsidiary of LBO ("Merger Sub"), entered into an Agreement and Plan of Merger dated as of February 13, 1996, attached hereto as Exhibit 2.1, which provides for Merger Sub to merge with and into the Registrant, subject to the terms and conditions specified therein, and the Registrant will survive as a wholly owned subsidiary of LBO.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

             (c) Exhibits.

             2.1    Agreement and Plan of Merger dated as of February 13, 1996
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                S-K-I LIMITED



                                                By /s/ Frank P. Urso
                                                  __________________________
                                                  Name:  Frank P. Urso
                                                  Title: Secretary


Date:  February 15, 1996
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                                 EXHIBIT INDEX
                                 -------------


No.      Description
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2.1      Agreement and Plan of Merger dated as of February 13, 1996.